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                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

NUMBER                                                                    SHARES

                                  RVISION, INC.

                   AUTHORIZED COMMON STOCK; 100,000,000 SHARES
                                 PAR VALUE $.001


THIS CERTIFIES THAT ____________________________________________________________

IS THE RECORD HOLDER OF ________________________________________________________

                     Shares of RVISION, INC. Common Stock of

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[RVision, Inc.
Corporate Seal              _________________________      _____________________
Nevada]                                   , PRESIDENT                , SECRETARY

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT - __Custodian____
TEN ENT - as tenants by the entireties                         (Cust)    (Minor)
JT TEN - as joint tenants with right of        under Uniform Gifts to Minors Act
         survivorship and not as tenants      __________________________________
         in common                                           (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, _______________________________ hereby sell, assign, and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________
                                    ____________________________________________
                                    NOTICE:  THE  SIGNATURE  TO THIS  ASSIGNMENT
                                    MUST  CORRESPOND  WITH THE  NAME AS  WRITTEN
                                    UPON THE FACE OF THE  CERTIFICATE,  IN EVERY
                                    PARTICULAR,     WITHOUT     ALTERATION    OR
                                    ENLARGEMENT, OR ANY CHANGE WHATEVER

* NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY, THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

         TRANSFER FEE WILL APPLY
--------------------------------------------------------------------------------
                     ***FOR MEDALLION GUARANTEE USE ONLY***